                                                                    Exhibit 99.2

AmSouth Auto Trust 2000-1
Monthly Servicing Report

                                       -----------------
Distribution Date:                      January 16, 2001                             Closing Date   October 19, 2000
                                       -----------------
Collection Period Begin Date:           December 1, 2000              Previous Distribution Date:  December 15, 2000
Collection Period End Date:            December 31, 2000     Previous Collection Period End Date:  November 30, 2000

---------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics             Cutoff                      Accrual
                                            Balance         Coupon     Calendar   Legal Final Maturity    CUSIP
---------------------------------------------------------------------------------------------------------------------
i.                     Class A-1 Notes      $230,000,000     6.745%    Actual/360           11/15/2001     03216TAA8
ii.                    Class A-2 Notes       240,000,000     6.700%       30/360            02/17/2003     03216TAB6
iii.                   Class A-3 Notes       315,000,000     6.670%       30/360            07/15/2004     03216TAC4
iv.                    Class A-4 Notes       103,640,000     6.760%       30/360            02/15/2005     03216TAD2
v.                       Class B Notes        28,510,000     7.080%       30/360            07/15/2005     03216TAE0
vi.                      Class C Notes        14,260,000     7.440%       30/360            02/15/2007     03216TAF7
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
B. Bond Balances                                   Balance as of          % of Original Balance     Unpaid Interest  Unpaid Interest
                                              12/15/00       1/16/01     12/15/00       1/16/01         12/15/00         1/16/01
------------------------------------------------------------------------------------------------------------------------------------
i.                     Class A-1 Notes      $163,162,494  $133,924,101    70.94%       58.23%                  -               -
ii.                    Class A-2 Notes       240,000,000   240,000,000   100.00%      100.00%                  -               -
iii.                   Class A-3 Notes       315,000,000   315,000,000   100.00%      100.00%                  -               -
iv.                    Class A-4 Notes       103,640,000   103,640,000   100.00%      100.00%                  -               -
v.                       Class B Notes        28,510,000    28,510,000   100.00%      100.00%                  -               -
vi.                      Class C Notes        14,260,000    14,260,000   100.00%      100.00%                  -               -
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
C. Reserve Account
---------------------------------------------------------------------------------------------------------------------
i.     Initial Reserve Deposit                           $7,128,117.29
ii.    Beginning of Period Reserve Balance                7,128,117.29
iii.   Specified Reserve Account Percent                          0.75% of Initial Pool Balance
iv.    Specified Reserve Account Floor                    7,128,117.29
v.     Specified Reserve Account Balance                  7,128,117.29
vi.    Reserve Account Release                                       -
vii.   Reserve Account Draws                                         -
viii.  Reserve Account Deposits                                      -
ix.    End of Period Reserve Balance                      7,128,117.29
x.     Specified Credit Enhancement Percent                       3.25%
xi.    Specified Credit Enhancement Floor                 7,128,117.29
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------
D. Servicing
---------------------------------------------------------
I.     Servicing Fee Percentage                     1.00%
ii.    Beginning of Period Servicing Shortfall         -
iii.   End of Period Servicing Shortfall               -
---------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                          January 16, 2001                               Closing Date:   October 19, 2000
Collection Period Begin Date:               December 1, 2000                 Previous Distribution Date:  December 15, 2000
Collection Period End Date:                December 31, 2000        Previous Collection Period End Date:  November 30, 2000

---------------------------------------------------------------------------------------------------------------------------
E. Portfolio Characteristics                     Initial Balance        Balance as of            Percent of Original as of
                                                    09/30/00      11/30/00         12/31/00   11/30/00            12/31/00
---------------------------------------------------------------------------------------------------------------------------
i.    Principal Balance                          $ 950,415,639    $887,078,346  $858,795,798          93.34%         90.36%
ii.   Number of Contracts                               73,293          71,033        70,024          96.92%         95.54%
iii.  Weighted Average Coupon (WAC)                       9.44%           9.44%         9.44%
iv.   Weighted Average Original Term                     61.40           61.50         61.55
v.    Weighted Average Remaining Term                    49.40           47.85         47.09
vi.   Weighted Average Seasoning                         12.00           13.65         14.46
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
F. Portfolio Performance                     # of Contracts    % of Number of Contracts   Principal Balance   % of Principal Balance
                                         11/30/00   12/31/00   11/30/00     12/31/00    11/30/00   12/31/00    11/30/00   12/31/00
------------------------------------------------------------------------------------------------------------------------------------
i.    30-59 Days Delinquent                   479         646     0.67%        0.92%    $5,898,720 $7,860,340     0.66%      0.92%
ii.   60-89 Days Delinquent                    91         134     0.13%        0.19%     1,239,553  1,702,102     0.14%      0.20%
iii.  90-119 Days Delinquent                    3          53     0.00%        0.08%        17,902    736,222     0.00%      0.09%
iv.   120+ Days Delinquent                      -           -     0.00%        0.00%             -          -     0.00%      0.00%
v.    Repo In Inventory (Charged-off)           8           6     0.01%        0.01%        51,002     38,281     0.01%      0.00%
vi.   Repo In Inventory (Not Charged-Off)       4          18     0.01%        0.03%        84,823    264,466     0.01%      0.03%
vii.  Gross Charge-Offs in Period               8           7     0.01%        0.01%        51,002     48,120     0.01%      0.01%
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
G. Portfolio Charge-Offs                            $           % of Original Balance
                                         11/30/00   12/31/00   11/30/00     12/31/00
----------------------------------------------------------------------------------------------------------
i.    Gross Charge-Offs In Period        $51,002    $  48,120     0.005%       0.005%
ii.   Cumulative Gross Charge-Offs        75,476      123,597     0.008%       0.013%
iii.  Net Losses In Period                49,283       46,780     0.005%       0.005%
iv.   Cumulative Net Losses               73,757      120,538     0.008%       0.013%
----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
H. Pool Collections
------------------------------------------------------------------------
i.    Borrower Interest Collections                      $ 6,619,444.12
ii.   Borrower Principal Collections                      28,163,227.78
iii.  Net Liquidation Proceeds                                71,200.00
iv.   Recoveries                                               1,339.85
v.    Repurchase Amounts (Interest)                                   -
vi.   Repurchase Amounts (Principal)                                  -
vii.  Total Interest Collections                           6,619,444.12
viii. Total Principal Collections                         28,235,767.63
------------------------------------------------------------------------

------------------------------------------------------------------------
I. Pool Balance Reconciliation
------------------------------------------------------------------------
i.   Beginning Pool Balance                             $887,078,346.39
ii.  Pool Balance Reductions from Principal Collections   28,234,427.78
iii. Gross Charge-Offs In Period                              48,120.25
iv.  Ending Pool Balance                                 858,795,798.36
------------------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date                      January 16, 2001                               Closing Date     October 19, 2000
Collection Period Begin Date:          December 1, 2000                Previous Distribution Date:    November 15, 2000
Collection Period End Date:           December 31, 2000        Previous Collection Period End Date    November 30, 2000

------------------------------------------------------------------------------
J. Total Available
------------------------------------------------------------------------------
i.   Total Pool Collections                                     $34,855,211.75
ii   Reinvestment Income from Reserve Account                        31,997.64
          Reserve Account Balance               $ 7,128,117.29
          Specified Reserve Account Amount        7,128,117.29
                                                ==============
iii. Reserve Account Release                              0.00            0.00
iv.  Collected Funds                                             34,887,209.39
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
K. Waterfall
                                                                                                             Reserve
                                                                            Amount Available    Reserve      Account         Amount
                                            Calculation Steps   Amount Due  for Distribution    Balance       Draw            Paid
------------------------------------------------------------------------------------------------------------------------------------
        Servicing Fee                         $   739,231.96
        Previous Servicing Fee Shortfall                0.00
                                              ==============
i.    Total Servicing Fee                         739,231.96   $  739,231.96  $34,887,209.39  $7,128,117.29    $0.00   $  739,231.96

ii.   Class A Notes Interest Distribution                       4,652,963.46   34,147,977.43   7,128,117.29     0.00    4,652,963.46

        Class A Notes Balance                 821,802,493.97
        Pool Balance                          858,795,798.36
                                              ==============
iii.  First Priority Principal Distribution             0.00            0.00  29,495,013.97   7,128,117.29      0.00            0.00

iv.   Class B Notes Interest Distribution                         168,209.00  29,495,013.97   7,128,117.29      0.00      168,209.00

        Class A and B Notes Balance           850,312,493.97
        Pool Balance                          858,795,798.36
                                              ==============
v.    Second Priority Principal Distribution            0.00            0.00  29,326,804.97   7,128,117.29      0.00            0.00

vi.   Class C Notes Interest Distribution                          88,412.00  29,326,804.97   7,128,117.29      0.00       88,412.00
vii.  Reserve Fund Deposit                                              0.00  29,238,392.97                                     0.00

        Outstanding Money Market Securities   163,162,493.97
        Total Notes Balance                   864,572,493.97
        Specified Credit Enhancement Amount    27,910,863.45
        Specified Reserve Account Amount        7,128,117.29
                                              --------------
        Specified Overcollateralization
          Amount                               20,782,746.16
        Target Securities Balance             838,013,052.20
                                              ==============
viii. Regular Principal Distribution          163,162,493.97  163,162,493.97  29,238,392.97                           29,238,392.97

ix.   Release to Seller                                                 0.00           0.00   7,128,117.29                     0.00
-----------------------------------------------------------------------------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                     January 16, 2001                               Closing Date     October 19, 2000
Collection Period Begin Date:          December 1, 2000                Previous Distribution Date:    December 15, 2000
Collection Period End Date:           December 31, 2000        Previous Collection Period End Date    November 30, 2000

---------------------------------------------------------------------------------------------------------------------------------
L. Bond Interest Distributions                                                 Accrued
                                          Number of               Previous   Interest on  Total Bond     Total Bond
                                           Days in    Current     Interest     Interest    Interest       Interest      Interest
                                Coupon     Period     Interest   Shortfall    shortfall       Due           Paid        Shortfall
---------------------------------------------------------------------------------------------------------------------------------
      Total Class A Notes                           $4,652,963.46         -            -  $4,652,963.46  $4,652,963.46          -
      Class A-1 Notes             6.745%       32      978,249.80         -            -     978,249.80     978,249.80          -
      Class A-2 Notes              6.70%       30    1,340,000.00         -            -   1,340,000.00   1,340,000.00          -
      Class A-3 Notes              6.67%       30    1,750,875.00         -            -   1,750,875.00   1,750,875.00          -
      Class A-4 Notes              6.76%       30      583,838.67         -            -     583,838.67     583,838.67          -
      Class B Notes                7.08%       30      168,209.00         -            -     168,209.00     168,209.00          -
      Class C Notes                7.44%       30       88,412.00         -            -      88,412.00      88,412.00          -
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
M. Bond Principal Distributions
-------------------------------------------------------------
      First Priority Principal Distribution    $            -
      Second Priority Principal Distribution                -
      Regular Principal Distribution            29,238,392.97
                                               ==============
      Total Principal Distribution              29,238,392.97

      Class A-1 Notes Principal Distribution    29,238,392.97
      Class A-2 Notes Principal Distribution                -
      Class A-3 Notes Principal Distribution                -
      Class A-4 Notes Principal Distribution                -
      Class B Notes Principal Distribution                  -
      Class C Notes Principal Distribution                  -
-------------------------------------------------------------